                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-12

                         CAREER EDUCATION CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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                  (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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

                     [Logo of Career Education Corporation]

                          CAREER EDUCATION CORPORATION

                        SPECIAL MEETING OF STOCKHOLDERS

                               September 17, 2001

                               ----------------

                           NOTICE AND PROXY STATEMENT

                      [Logo Career Education Corporation]

                                August 16, 2001

Dear Stockholder:

   Stockholders of record as of August 6, 2001, are encouraged to vote on the enclosed proposal, which amends CEC's Amended and Restated Certificate of Incorporation, increasing the total number of shares to accommodate the proposed two-for-one stock split (to be effected in the form of a stock dividend) of CEC's common stock.

   The Board of Directors has approved this amendment, subject to stockholder approval. To complete the stockholder vote, CEC will hold a Special Meeting of Stockholders, which will be held on Monday, September 17, 2001, at our offices, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois.

   Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. Regardless of the number of shares that you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choice, your shares will be voted in accordance with the recommendation of the Board of Directors contained in this Proxy Statement.

   On behalf of CEC's Board of Directors, I would like to express our appreciation for your continued interest in CEC.

                                          Sincerely,

                                          JOHN M. LARSON
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                    [Logo of Career Education Corporation]

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 17, 2001

                               ----------------

To the Stockholders of Career Education Corporation:

   A Special Meeting of Stockholders of Career Education Corporation will be held at 11:00 a.m., Chicago time, on September 17, 2001, at our offices, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois, for the following purposes:

  (1) To approve an amendment to CEC's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000 shares; and

  (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on August 6, 2001, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                                      By order of the Board of Directors,

                                      PATRICK K. PESCH
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary

Hoffman Estates, Illinois
August 16, 2001

All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose.

                         Career Education Corporation
                           2895 Greenspoint Parkway
                                   Suite 600
                       Hoffman Estates, Illinois  60195
                                (847) 781-3600



                                PROXY STATEMENT



     The accompanying proxy is solicited by the Board of Directors of Career Education Corporation, a Delaware corporation, for use at the Special Meeting of Stockholders to be held at 11:00 a.m., Chicago time, Monday, September 17, 2001, at our offices, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy were first released to stockholders on or about August 16, 2001.

     Record Date and Outstanding Shares -- The Board of Directors has fixed the close of business on August 6, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. As of the Record Date, CEC had outstanding 21,855,854 shares of common stock, par value $0.01 per share (the "Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Special Meeting.

     Voting of Proxies -- John M. Larson and Patrick K. Pesch, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Larson and Pesch are directors and officers of CEC. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendation of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of CEC of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Special Meeting.

     Required Vote -- The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Special Meeting is required to approve the proposed amendment to CEC's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

     Quorum; Abstentions and Broker Non-Votes -- The required quorum for transaction of business at the Special Meeting will be a majority of the shares issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as a negative vote with respect to the proposal to amend CEC's Amended and Restated Certificate of Incorporation. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Stockholder List -- A list of stockholders entitled to vote at the Special Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, commencing September 7, 2001 and continuing through the date of the Special Meeting, at the principal offices of CEC, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195.


                                    PROPOSAL

 AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
               CEC'S NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     CEC's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock. In July 2001, the Board of Directors adopted a resolution proposing that the Amended and Restated Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 150,000,000 shares, subject to stockholder approval of the amendment. No changes will be made to the number of authorized shares of CEC's preferred stock.

CURRENT USE OF SHARES

     As of July 31, 2001, CEC had 21,855,854 shares of Common Stock outstanding. In addition, as of such date, 236,668 shares remained available for future option grants and 102,000 shares remained available for issuance upon exercise of currently outstanding options under the Career Education Corporation 1998 Non-Employee Directors' Stock Option Plan, 668,562 shares remained available for future option grants and 3,342,611 shares remained available for issuance upon exercise of currently outstanding options under various employee stock option plans and 828,012 shares remained available for issuance under the Career Education Corporation 1998 Employee Stock Purchase Plan. Based upon the foregoing number of outstanding and reserved shares of Common Stock, as of July 31, 2001, CEC had 22,966,293 shares remaining available for other purposes.

PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The proposed amendment provides that subparagraph A of Article IV of the Amended and Restated Certificate of Incorporation be amended to read in its entirety as follows:

     "A.  Authorized Capital Stock.
          ------------------------

          Effective upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the Corporation shall have authority to issue the following classes of stock, in the number of shares and at the par value as indicated opposite the name of the class:

                          NUMBER OF
                           SHARES        PAR VALUE
        CLASS            AUTHORIZED      PER SHARE
     ---------------     -----------     ---------
     Common Stock        150,000,000      $ 0.01

     Preferred Stock       1,000,000      $ 0.01"


PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     The proposed amendment would increase the number of shares of Common Stock CEC is authorized to issue from 50,000,000 to 150,000,000. The additional 100,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. The Board of Directors believes it is desirable to increase the number of shares of Common Stock CEC is authorized to issue to accomplish the proposed stock split and to provide CEC with adequate flexibility to issue Common Stock for other corporate purposes which may be identified in the future, such as to effect additional stock splits, to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies and to adopt additional employee benefit plans or reserve additional shares for issuance under existing plans. Except for the proposed stock split, the Board of Directors has no current plans, understandings, agreements or commitments to issue these additional shares of Common Stock for any purpose.

     The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares for use should CEC decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by CEC's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted.

     Under CEC's Amended and Restated Certificate of Incorporation, CEC's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power and share holdings of current stockholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of this proposal. For example, in the event of a hostile attempt to take over control of CEC, it may be possible for CEC to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of CEC. The amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for CEC's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting CEC's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of CEC's business. However, the Board of Directors is not aware of any attempt to take control of CEC, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

     The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Special Meeting is required to approve the proposed amendment to CEC's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes. If the amendment is not approved by the shareholders, CEC's Amended and Restated Certificate of Incorporation, which currently authorizes the issuance of 50,000,000 shares of Common Stock, will continue in effect and the two-for-one stock split of the Common Stock will not take place.

     The Board of Directors recommends that the stockholders vote FOR the Proposal to amend CEC's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 150,000,000 shares.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of July 31, 2001, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by CEC to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of CEC's executive officers and (iv) all CEC executive officers and directors as a group.

                                                                                        Number of Shares       Percent of Shares
                                Name and Address                                     Beneficially Owned (1)    Beneficially Owned
--------------------------------------------------------------------------------     ----------------------    ------------------
John M. Larson (2)..............................................................            397,806                   1.8%

Patrick K. Pesch (3)............................................................             84,600                    *

Jacob P. Gruver (4).............................................................             63,361                    *

Nick Fluge (5)..................................................................             41,157                    *

Robert E. Dowdell (6)...........................................................            127,006                    *

Wallace O. Laub (7).............................................................             42,636                    *

Thomas B. Lally (8).............................................................             42,000                    *

Keith K. Ogata (9)..............................................................             41,000                    *

All directors and executive officers as a group (8 persons).....................            839,566                   3.7

__________________
*    Denotes beneficial ownership of less than one percent.
(1) Beneficial ownership is determined in accordance with the rules of the Commission. The number of shares beneficially owned by a person and the percentage ownership of that person includes shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of July 31, 2001.
(2) Includes 366,542 shares of Common Stock which may be acquired by Mr. Larson upon the exercise of stock options which are currently exercisable or exercisable within 60 days of July 31, 2001.
(3) Includes 5,400 shares of Common Stock held by Mr. Pesch's individual retirement account, 2,200 shares of Common Stock held by Cathy Pesch's individual retirement account (Cathy Pesch is Mr. Pesch's spouse), 2,000 shares of Common Stock held in a joint account with Cathy Pesch and 75,000 shares of Common Stock which may be acquired upon the exercise of stock options which are currently exercisable or exercisable within 60 days of July 31, 2001.
(4) Includes 61,666 shares of Common Stock which may be acquired by Mr. Gruver upon the exercise of stock options which are currently exercisable or exercisable within 60 days of July 31, 2001.
(5) Includes 39,720 shares of Common Stock which may be acquired by Mr. Fluge upon the exercise of stock options which are currently exercisable or exercisable within 60 days of July 31, 2001.
(6) Includes 5,668 shares of Common Stock held by Mr. Dowdell, as Custodian for Brian M. Dowdell under the Uniform Transfers to Minors Act; 4,068 shares of Common Stock held by Mr. Dowdell, as Custodian for Sharon T. Dowdell under the Uniform Transfers to Minors Act; 36,000 shares of Common Stock held by Mr. Dowdell and Grace C. Dowdell, as Trustees under a Trust Agreement dated July 1, 1991; 50,000 shares of Common Stock held by RGD Partners, L.P. for whom Mr. Dowdell is general partner; and 16,000 shares of Common Stock which may be acquired by Mr. Dowdell upon the exercise of stock options which are currently exercisable or exercisable within 60 days of July 31, 2001.
(7) Includes 24,000 shares of Common Stock which may be acquired by Mr. Laub upon the exercise of stock options which are currently exercisable or exercisable within 60 days of July 31, 2001.
(8) Includes 40,000 shares of Common Stock which may be acquired by Mr. Lally upon the exercise of stock options which are currently exercisable or exercisable within 60 days of July 31, 2001.
(9) Includes 16,000 shares of Common Stock which may be acquired by Mr. Ogata upon the exercise of stock options which are currently exercisable or exercisable within 60 days of July 31, 2001.

                        MISCELLANEOUS AND OTHER MATTERS


     Solicitation -- The cost of this proxy solicitation will be borne by CEC. CEC has retained MacKenzie Partners, Inc., a professional proxy solicitation firm, at an estimated cost of $3,000, plus reimbursement of expenses, to assist it in soliciting proxies from brokers, nominees, institutions and individuals. CEC may also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at CEC's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by CEC for their reasonable out-of-pocket expenses of solicitation. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of CEC. No additional compensation will be paid to directors, officers or other regular employees for such services.

     Other Business -- The Board of Directors is not aware of any other matters to be presented at the Special Meeting other than those mentioned in CEC's Notice of Special Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Special Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

     Proposals of Stockholders -- Proposals of stockholders (1) intended to be considered at CEC's 2002 Annual Meeting of Stockholders and (2) to be considered for inclusion in the Company's proxy statement and proxy for the 2002 Annual Meeting of Stockholders, must be received by the Secretary of CEC not less than 120 days nor more than 150 days prior to April 6, 2002.

                              By order of the Board of Directors

                              Patrick K. Pesch
                              Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Hoffman Estates, Illinois
August 16, 2001

                  ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
              DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

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PROXY                                                                 PROXY

                         CAREER EDUCATION CORPORATION

              Proxy Solicited on Behalf of the Board of Directors
         For The Special Meeting of Stockholders - September 17, 2001

     The undersigned appoints John M. Larson and Patrick K. Pesch, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Career Education Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders thereof to be held on September 17, 2001, or at any adjournment thereof.

     Unless otherwise marked, this proxy will be voted FOR the Proposal.

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

-------------------------------------------------------------------------------

                         CAREER EDUCATION CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY (x)



 Approval of amendment to the Career Education         For   Against   Abstain
 Corporation Amended and Restated Certificate of       ( )     ( )       ( )
 Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 150,000,000 shares.



                                                    The undersigned acknowledges
                                                    receipt of the Notice of
                                                    Special Meeting of
                                                    Stockholders and of the
                                                    Proxy Statement.

                                                    Dated: _____________ ,2001


                                                    __________________________
                                                    Signature(s)


                                                    __________________________

                                                    Please sign exactly as your
                                                    name appears. Joint owners
                                                    should each sign personally.
                                                    Where applicable, indicate
                                                    your official position or
                                                    representation capacity.
_______________________________________________________________________________
                         .    FOLD AND DETACH HERE   .


              PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                     PROMPTLY USING THE ENCLOSED ENVELOPE.